                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1     Articles of Incorporation of Twentieth  Century Capital  Portfolios,
Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the  Registration  Statement of the  Registrant  on July 31,  1996,  File No.
33-64872, and incorporated herein by reference).

EX-99.a2    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective  Amendment No.
24 to the Registration Statement of the Registrant on October 10, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a3    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective  Amendment No.
5 to the  Registration  Statement of the  Registrant on July 31, 1996,  File No.
33-64872, and incorporated herein by reference).

EX-99.a4    Articles  Supplementary  of Twentieth  Century  Capital  Portfolios,
Inc., dated September 9, 1996 (filed as Exhibit a3 to  Post-Effective  Amendment
No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No.
33-64872, and incorporated herein by reference).

EX-99.a5    Articles of Amendment of Twentieth Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1c to  Post-Effective  Amendment No. 7 to the  Registration  Statement  of the  Registrant  on March 3, 1997,  File No.
33-64872, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 2, 1996 (filed as Exhibit b1d to  Post-Effective  Amendment No. 7 to the  Registration  Statement  of the  Registrant  on March 3, 1997,  File No.
33-64872, and incorporated herein by reference).

EX-99.a7    Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 30, 1997 (filed as Exhibit b1e to Post-Effective  Amendment No. 8 to the Registration Statement of the Registrant on May 21, 1997, File No. 33-64872,
and incorporated herein by reference).

EX-99.a8    Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc.,  dated May 15, 1997 (filed as Exhibit b1f to
Post-Effective  Amendment No. 8 to the Registration  Statement of the Registrant
on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

EX-99.a9    Articles of Merger merging RREEF Securities Fund, Inc. with and into
American Century Capital Portfolios, Inc., dated June 13, 1997 (filed as Exhibit
a8 to  Post-Effective  Amendment  No. 15 to the  Registration  Statement  of the
Registrant  on May 14,  1999,  File No.  33-64872,  and  incorporated  herein by reference).

EX-99.a10   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 18, 1997 (filed as Exhibit b1g to Post-Effective  Amendment No. 9 to the  Registration  Statement of the Registrant on February 17, 1998, File No.
33-64872, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 1, 1998 (filed as Exhibit b1h to  Post-Effective  Amendment No. 11 to the  Registration  Statement  of the  Registrant  on June  26,  1998,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 29, 1999 (filed as Exhibit b1i to Post-Effective  Amendment No. 14 to the  Registration  Statement of the Registrant on December 29, 1998, File No.
33-64872, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated February 16, 1999 (filed as Exhibit a12 to Post-Effective Amendment No. 15 to the  Registration  Statement  of the  Registrant  on May 14,  1999,  File No.
33-64872, and incorporated herein by reference).

EX-99.a14   Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc.,  dated May 12, 1999 (filed as Exhibit a15 to
Post-Effective  Amendment No. 24 to the Registration Statement of the Registrant
on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 2, 1999 (filed as Exhibit a13 to  Post-Effective  Amendment No. 16 to the  Registration  Statement  of the  Registrant  on July  29,  1999,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 8, 2000 (filed as Exhibit a14 to  Post-Effective  Amendment No. 17 to the  Registration  Statement  of the  Registrant  on July  28,  2000,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 5, 2001 (filed as Exhibit a15 to Post-Effective  Amendment No. 20 to the  Registration  Statement  of the  Registrant  on April  20,  2001,  File No.
33-64872, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2001 (filed as Exhibit a16 to Post-Effective  Amendment No. 20 to the  Registration  Statement  of the  Registrant  on April  20,  2001,  File No.
33-64872, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated May 21, 2001 (filed as Exhibit a17 to  Post-Effective  Amendment  No.21 to the  Registration  Statement  of the  Registrant  on July  30,  2001,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 23, 2001 (filed as Exhibit a18 to  Post-Effective  Amendment No. 22 to the  Registration  Statement of the  Registrant  on July 30,  2002,  File No.
33-64872, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated March 6, 2002 (filed as Exhibit a19 to Post-Effective  Amendment No. 22 to the  Registration  Statement  of the  Registrant  on July  30,  2002,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a22   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 4, 2002 (filed as Exhibit a20 to Post-Effective  Amendment No. 22 to the  Registration  Statement  of the  Registrant  on July  30,  2002,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 14, 2002 (filed as Exhibit a21 to Post-Effective  Amendment No. 22 to the  Registration  Statement  of the  Registrant  on July  30,  2002,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a24   Certificate  of  Correction  to Articles  Supplementary  of American
Century Capital  Portfolios,  Inc., dated June 17, 2002 (filed as Exhibit a22 to
Post-Effective  Amendment No. 22 to the Registration Statement of the Registrant
on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated July 12, 2002 (filed as Exhibit a23 to Post-Effective  Amendment No. 22 to the  Registration  Statement  of the  Registrant  on July  30,  2002,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a26   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated August 6, 2003 (filed as Exhibit a26 to Post-Effective Amendment No. 28 to the  Registration  Statement  of the  Registrant  on August 28,  2003,  File No.
33-64872, and incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated November 5, 2003 (filed as Exhibit a27 to Post-Effective  Amendment No. 30 to the  Registration  Statement of the  Registrant  on March 29, 2004,  File No.
33-64872, and incorporated herein by reference).

EX-99.a28   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated January 12, 2004 (filed as Exhibit a28 to Post-Effective  Amendment No. 30 to the  Registration  Statement of the  Registrant  on March 29, 2004,  File No.
33-64872, and incorporated herein by reference).

EX-99.a29   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated April 1, 2004 (filed as Exhibit a29 to Post-Effective  Amendment No. 31 to the Registration Statement of the Registrant on May 26, 2004, File No. 33-64872,
and incorporated herein by reference).

EX-99.a30   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 7, 2004 (filed as Exhibit a30 to  Post-Effective  Amendment No. 32 to the  Registration  Statement  of the  Registrant  on July  29,  2004,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a31   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 21, 2004 (filed as Exhibit a31 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of the  Registrant  on July  29,  2004,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a32   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated June 22, 2005 (filed as Exhibit a32 to Post-Effective  Amendment No. 34 to the  Registration  Statement  of the  Registrant  on July  28,  2005,  File  No.
33-64872, and incorporated herein by reference).

EX-99.a33   Articles Supplementary of American Century Capital Portfolios, Inc.,
dated December 13, 2005 (filed  electronically  as Exhibit  1(gg) to the
Registration Statement on Form N-14 of the Registrant on December 22, 2005, File
No. 33-64872, and incorporated herein by reference).

EX-99.a34    Articles Supplementary of American Century Capital Portfolios,  Inc.
(to be filed by amendment).

EX-99.b     Amended and Restated  By-Laws,  dated  September  21, 2004 (filed as
Exhibit b to  Post-Effective  Amendment No. 33 to the Registration  Statement of
the Registrant on May 16, 2005, File No. 33-64872,  and  incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation, appearing as Exhibit 1a herein, and Sections 3, 4, 5,
6, 7, 8, 9, 10, 11,  22,  25,  30,  31,  32,  33, 39, 40 and 51 of  Registrant's
Amended and  Restated  By-Laws,  incorporated  herein by  reference as Exhibit b hereto.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  July 29,  2005  (filed as  Exhibit  d1 to
Post-Effective  Amendment No. 34 to the Registration Statement of the Registrant
on July 28, 2005, File No. 33-64872, and incorporated herein by reference).

EX-99.d2    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.d3    Subadvisory  Agreement  between  Barclays  Global Fund  Advisers and
American Century Investment  Management,  Inc., dated January 29, 1999 (filed as
Exhibit b5d to Post-Effective  Amendment No. 14 to the Registration Statement of
the Registrant,  File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d4    Subadvisory  Agreement  by  and  between  American  Century  Capital
Portfolios,  Inc., American Century Investment Management,  Inc. and J.P. Morgan
Investment  Management,  Inc.,  dated  January  1, 2000  (filed as Exhibit d2 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-64872,  filed on July 28, 2000, and  incorporated herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  July  29,  2005  (filed  as  Exhibit  e  to
Post-Effective  Amendment  No. 111 to the  Registration  Statement  of  American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213,  and incorporated herein by reference).

EX-99.e2    Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement of American Century Variable  Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated August 1, 1993 (filed as Exhibit 9 to  Post-Effective  Amendment  No. 5 to the  Registration  Statement  of the  Registrant  on July  31,  1996,  File  No.
33-64872, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3    Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 14, 2005 (filed as
Exhibit h13 to Post-Effective  Amendment No. 40 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 2-82734, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of  Deloitte & Touche  LLP,  independent  registered  public accounting firm (to be filed by amendment).

EX-99.j2    Power of Attorney,  dated  December 13, 2005 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  39 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.j3    Secretary's  Certificate,  dated December 13, 2005 (filed as Exhibit
j3 to Post-Effective  Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds,  Inc. on December 14, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of the Registrant,  File No. 33-64872, on February
17, 1998, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15b  to
Post-Effective  Amendment  No.  77 to the  Registration  Statement  of  American
Century Mutual Funds, Inc., File No. 2-14213, on July 17, 1997, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment  No.  78 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on February  26,  1998,  and
incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective Amendment No. 11 to the Registration Statement of the Registrant,
File No. 33-64872, on June 26, 1998, and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment  No.  12 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc., File No. 33-39242,  on November 13, 1998, and
incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment  No.  83 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on February  26,  1999,  and
incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment  No. 16 to the  Registration  Statement  of the  Registrant,  File No.
33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999, and
incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement of American Century World Mutual
Funds,  Inc., File No.  33-39242,  on May 24, 2000, and  incorporated  herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment  No.  24 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc.,  File No.  33-39242,  on April 19, 2001,  and
incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment  No.  94 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on December  13,  2001,  and
incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment  No.  26 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc.,  File No.  33-39242,  on October 1, 2002, and
incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan  (Advisor   Class),   dated  August  1,  2004  (filed  as  Exhibit  m13  to
Post-Effective  Amendment No. 32 to the Registration Statement of the Registrant
on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated March 1, 2001 (filed as Exhibit m11 to  Post-Effective  Amendment
No. 24 to the  Registration  Statement of American  Century  World Mutual Funds,
Inc.,  File  No.  33-39242,  on April  19,  2001,  and  incorporated  herein  by reference).

EX-99.m15   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  April  30,  2001  (filed  as  Exhibit  m12 to
Post-Effective  Amendment  No.  24 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc.,  File No.  33-39242,  on April 19, 2001,  and
incorporated herein by reference).

EX-99.m16   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C Class),  dated  September  3, 2002  (filed as  Exhibit  m15 to
Post-Effective  Amendment  No.  26 to the  Registration  Statement  of  American
Century World Mutual Funds,  Inc.,  File No.  33-39242,  on October 1, 2002, and
incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated February 27, 2004 (filed as Exhibit
m16  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century  Strategic  Asset  Allocations,  Inc., on September  29, 2004,  File No.
33-79482, and incorporated herein by reference).

EX-99.m19   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated November 17, 2004 (filed as Exhibit
m19  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m20   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) (to be filed by amendment).

EX-99.m21   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734,  on October 1, 2002, and incorporated  herein by reference).

EX-99.m22   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated February 27, 2004 (filed as Exhibit
m18  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m23   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m24   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m25   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m26   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m27   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class) (to be filed by amendment).

EX-99.m28   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734,  on October 1, 2002, and incorporated  herein by reference).

EX-99.m29   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20  to  Post-Effective  Amendment  No.  104 to the  Registration  Statement  of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m30   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration  Statement of American Century
Mutual Funds,  Inc. on November 29, 2004,  File No.  2-14213,  and  incorporated herein by reference).

EX-99.m31   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m32   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Municipal  Trust on May 13, 2005, File No.  2-91229,  and  incorporated herein by reference).

EX-99.m33   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m34   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class) (to be filed by amendment).

EX-99.m35   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No.  17 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m36   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated February 24, 2005 (filed as Exhibit
m30 to  Post-Effective  Amendment  No. 22 of American  Century  Strategic  Asset
Allocations,  Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m38   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class),  dated July 29, 2005 (filed as Exhibit m33 to  Post-Effective  Amendment No. 111 to the Registration  Statement of American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213,  and incorporated herein by reference).

EX-99.m39   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m40   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (R Class) (to be filed by amendment).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 of American Century  Strategic Asset  Allocations,  Inc. on March 30, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration  Statement of American  Century Mutual Funds,  Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11   Amendment  No. 10 to the Amended and Restated  Multiple  Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to  Post-Effective  Amendment No.
41 to the Registration  Statement of American Century Quantitative Equity Funds,
Inc. on September  29,  2005,  File No.  33-19589,  and  incorporated  herein by reference).

EX-99.n12   Amendment No. 11 to the Amended and Restated Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective  Amendment No. 106 to the Registration Statement
of American  Century Mutual Funds,  Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference).

EX-99.p3    Barclays  Code of Ethics  (filed  as  Exhibit  p2 to  Post-Effective
Amendment  No. 30 to the  Registration  Statement of American  Century  Variable
Portfolios,  Inc. on April 12, 2001, File No. 33-14567,  and incorporated herein by reference).

EX-99.p4    J.P.  Morgan  Investment  Management,  Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective  Amendment No. 20 to the Registration  Statement of
the Registrant on April 20, 2001, File No. 33-64872,  and incorporated herein by reference).